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                                                                   Exhibit 10.54

                                 AMENDMENT NO. 1
                                     TO THE
                            COLE NATIONAL GROUP, INC.
                            SUPPLEMENTAL PENSION PLAN

                Cole National Group, Inc. (the "Company") hereby adopts this Amendment No. 1 to the Cole National Group, Inc. Supplemental Pension Plan (the "Plan") effective as of December 17, 1998. Words and phrases used here with initial capital letters that are defined in the Plan are used herein as so defined.

                                       I.

                  Section 5.4 of the Plan is hereby amended in its entirety to read as follows:

                  "SECTION 5.4. INSTRUMENTS OF ADOPTION/INSTRUMENTS DESIGNATING PARTICIPANTS. Any member of the Controlled Group may become an Employer hereunder with the written consent of the Company if it executes an "Instrument of Adoption" evidencing its adoption of the Plan and files a copy thereof with the Company. Such Instrument of Adoption may be subject to such terms and conditions as the Company requires or approves and shall include a designation of the Participants in the Plan. In addition, with the consent of the Company, such Instrument of Adoption may contain specific provisions which apply to some or all of the employees of an Employer. The Company shall designate its employees as Participants in an Instrument Designating Participants. The Company's Instrument Designating Participants may contain specific provisions which apply to some or all of the employees of the Company whether or not consistent with the terms of this Plan. An Employer who ceases to exist or who is no longer a member of the Controlled Group shall automatically cease being a Participating Employer hereunder."

                  EXECUTED as of the 17th day of December, 1998.

                                                     COLE NATIONAL GROUP, INC.

                                                     By: _______________________

                                                     Title: ____________________